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Exhibit 99.2

TERTIO TELECOMS LIMITED

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT
31 DECEMBER 2002
31 DECEMBER 2003

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Tertio Telecoms Limited
London, United Kingdom

We have audited the accompanying consolidated balance sheets of Tertio Telecoms Limited as of 31 December 2003 and 2002 and the related consolidated profit and loss accounts and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom and the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tertio Telecoms Limited as of 31 December 2003 and 2002 and the results of its operations and its cash flows the years then ended, in conformity with accounting principles generally accepted in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for the years ended 31 December 2003 and 2002 to the extent summarised in Notes 27 and 28 of the financial statements.

BDO STOY HAYWARD LLP

Bromley, England
17 January 2005

GROUP PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER

	Notes	2003 £000	2002 £000
TURNOVER
Continuing operations		10,762	11,459
Discontinued operations		—	2,279

GROUP TURNOVER	2	10,762	13,738
Cost of sales	3	(2,662)	(4,590)

Gross profit		8,100	9,148
Administrative expenses	3	(7,256)	(8,620)
Other operating income	3	114	105

GROUP OPERATING PROFIT / (LOSS)
Continuing operations		958	633
Discontinued operations		—	(423)

GROUP OPERATING PROFIT	4	958	210
Discontinued operations:
Profit on sale of operations	5	—	8,210

PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST AND TAXATION		958	8,420
Other interest receivable and similar income	6	77	32
Interest payable and similar charges	7	(1)	(5)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		1,034	8,447
Taxation on profit on ordinary activities	9	286	(26)

PROFIT FOR THE FINANCIAL YEAR		1,320	8,421

The notes on pages 6 to 19 form part of these accounts.

GROUP STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
FOR THE YEAR ENDED 31 DECEMBER

	2003 £000	2002 £000
Group profit for the financial year	1,320	8,421
Exchange difference on re-translation of net assets of subsidiary undertaking	10	31

TOTAL RECOGNISED GAINS AND LOSSES RELATING TO THE YEAR	1,330	8,452

The notes on pages 6 to 19 form part of these accounts.

GROUP BALANCE SHEET
AT 31 DECEMBER

	Notes	2003 £000	2002 £000
FIXED ASSETS
Tangible assets	11	236	363

		236	363

CURRENT ASSETS
Debtors	13	8,653	8,935
Cash at bank and in hand		3,353	2,110

		12,006	11,045
CREDITORS: amounts falling due within one year	14	(3,925)	(4,419)

NET CURRENT ASSETS		8,081	6,626

TOTAL ASSETS LESS CURRENT LIABILITIES		8,317	6,989

CREDITORS: amounts falling due after more than one year	15	—	(2)

		8,317	6,987

CAPITAL AND RESERVES
Called up share capital	18	157	157
Share premium account	19	1,138	1,138
Other reserves	19	78	78
Profit and loss account	19	6,944	5,614

EQUITY SHAREHOLDERS' FUNDS		8,317	6,987

The notes on pages 6 to 19 form part of these accounts.

COMPANY BALANCE SHEET
AT 31 DECEMBER

	Notes	2003 £000	2002 £000
FIXED ASSETS
Tangible assets	11	231	358
Investments	12	16	16

		247	374

CURRENT ASSETS
Debtors	13	8,798	9,552
Cash at bank and in hand		2,873	935

		11,671	10,487
CREDITORS: amounts falling due within one year	14	(3,717)	(3,978)

NET CURRENT ASSETS		7,954	6,509

TOTAL ASSETS LESS CURRENT LIABILITIES		8,201	6,883

CREDITORS: amounts falling due after more than one year	15	—	(2)

		8,201	6,881

CAPITAL AND RESERVES
Called up share capital	18	157	157
Share premium account	19	1,138	1,138
Other reserves	19	78	78
Profit and loss account	19	6,828	5,508

EQUITY SHAREHOLDERS' FUNDS		8,201	6,881

The notes on pages 6 to 19 form part of these accounts.

NOTES TO THE ACCOUNTS
AT 31 DECEMBER 2003 and 2002

1.
ACCOUNTING POLICIES

Accounting convention

        The accounts are prepared under the historical cost convention and in accordance with applicable accounting standards.

        The principal accounting policies are:

Basis of consolidation

        The group accounts consolidate the accounts of Tertio Telecoms Limited and its subsidiary undertaking drawn up to 31 December 2003 using the acquisition method of accounting. No profit and loss account is presented for Tertio Telecoms Limited as permitted by section 230 of the Companies Act 1985.

Statement of cash flows

        Exemption is taken from the requirements of FRS1 "Cash Flow Statements" by virtue of the company being a subsidiary undertaking where 90% or more of the voting rights are controlled within the group, and whose results are included in publicly available group accounts.

Turnover

        Turnover in respect of fixed price contracts is recognised as follows:

  i)
  90% by reference to the proportion of total contract costs incurred at the balance sheet date;

  ii)
  10% is recognised on acceptance by the customer.

        Turnover from maintenance contracts is recognised evenly over the term of the contract.

Tangible fixed assets and depreciation

        Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Leasehold improvements	—	10% pa straight line basis or over term of lease if lower
Computer Hardware	—	33 1/3% pa straight line basis
Computer Software	—	Straight line, over three years or less, depending on nature of software
Fixtures, fittings and equipment	—	20% pa straight line basis

        The carrying values of tangible fixed assets are reviewed for impairment in periods if events or changes in circumstances indicate the carrying value may not be recoverable.

Leasing and hire purchase commitments

        Assets held under finance leases, which are leases where substantially all the risks and rewards of ownership of the asset have passed to the company, and hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful lives. The capital elements of future obligations under the leases and hire purchase contracts are included as liabilities in the balance sheet.

        The interest elements of the rental obligations are charged in the profit and loss account over the periods of the leases and hire purchase contracts and represent a constant proportion of the balance of capital repayments outstanding.

        Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

Investments

        Fixed asset investments are stated at cost less provision for impairment in value.

Stocks

        Stocks are valued at the lower of cost and net realisable value.

Long-term contracts

        Amounts recoverable on long term contracts, which are included in debtors, are stated at the net sale value of the work done after provision for contingencies and anticipated future losses on contracts, less amounts received as progress payments on account. Progress payments received in advance are included in creditors as payments on account.

Research and development

        Research and development expenditure is written off as incurred.

Deferred taxation

        Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the balance sheet date except that:

        —the recognition of deferred tax assets is limited to the extent that the company anticipates to make sufficient taxable profits in the future to absorb the reversal of the underlying timing differences.

        Deferred tax balances are not discounted.

Foreign currencies

        Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction.

        Monetary assets and liabilities denominated in foreign currencies are retranslated at the rate of exchange ruling at the balance sheet date and any differences are taken to the profit and loss account.

        The results of overseas operations are translated at the average rates of exchange during the year, and their balance sheets translated into sterling at the rates of exchange at the balance sheet date. Exchange differences which arise from translation of the opening net assets and results of foreign subsidiary undertakings, and from translating the profit and loss account at an average rate are taken to reserves.

Pensions

        The pension costs charged in the accounts represent the contributions payable by the company during the year in accordance with SSAP 24.

2.
TURNOVER

        Turnover, which is stated net of value added tax, represents amounts invoiced to third parties, except in respect of fixed price long-term contracts where turnover represents the sales value of work done in the year, including estimates in respect of amounts not invoiced. Turnover in respect of fixed price long-term contracts is calculated as that proportion of total contract value which costs incurred to date bear to total expected costs for the contract. Turnover is attributable to one continuing principal activity and the split between turnover, by destination, in the United Kingdom and outside the United Kingdom is shown below.

	Continuing		Discontinued		Total
	2003 £000	2002 £000	2003 £000	2002 £000	2003 £000	2002 £000
United Kingdom	5,792	6,675	—	2,151	5,792	8,826
Europe	3,442	3,753	—	99	3,442	3,852
Rest of World	1,528	1,031	—	29	1,528	1,060

	10,762	11,459	—	2,279	10,762	13,738

3.
COST OF SALES AND OPERATING EXPENSES

	Continuing		Discontinued		Total
	2003 £000	2002 £000	2003 £000	2002 £000	2003 £000	2002 £000
Cost of sales	2,662	3,168	—	1,422	2,662	4,590
Administrative expenses	7,256	7,763	—	1,280	7,256	9,043
Other operating income	114	105	—	—	114	105

4.
OPERATING PROFIT

        This is stated after charging:

	2003 £000	2002 £000
Auditors' remuneration — audit fees	14	14
— other	14	34
Depreciation of owned fixed assets	208	336
Depreciation of assets held under finance leases and hire purchase contracts	19	37
Operating lease rentals — plant and machinery	34	36
— land and buildings	505	609
Research and development costs	1,748	1,852
Reorganisation Costs	181	359

5.
EXCEPTIONAL ITEMS AND REORGANISATION COSTS

        Work commenced in 2001 on demerging the company into two distinct operating entities, which was completed on 31 May 2002. As part of the demerger, the Service Management Solutions division was sold by Tertio Telecoms Limited for a profit. Costs incurred in this project were borne by Tertio Holdings Limited, the holding company of Tertio Telecoms Limited until the demerger.

6.
OTHER INTEREST RECEIVABLE AND SIMILAR INCOME

	2003 £000	2002 £000
Bank interest	77	32

7.
INTEREST PAYABLE AND SIMILAR CHARGES

	2003 £000	2002 £000
Finance charges payable under finance leases and hire purchase contracts	1	5

	1	5

8.
EMPLOYEES

        Employee costs:

	2003 £000	2002 £000
Wages and salaries	5,292	7,073
Social security costs	631	826
Other pension costs	195	232

	6,118	8,131

        The average monthly number of employees (including directors) during the year was as follows:

	2003 No.	2002 No.
Administrative staff	14	16
Operational staff	96	133

	110	149

9.
TAXATION

Analysis of charge in period

	2003 £000	2002 £000
Current Tax
UK corporation tax on profits of the period	34	—
Research & development tax credit received	(322)
Overseas taxation	14	26
Overseas taxation overprovided in previous years	(12)	—

Tax on profit on ordinary activities	(286)	26

        There are no deferred tax balances

Reconciliation of tax charge

        The tax assessed for the year is lower than the standard rate of corporation tax in the UK. The differences are explained below:

	2003 £000	2002 £000
Profit / (loss) on ordinary activities before tax	1,034	8,449

Profit / (loss) on ordinary activities at the standard rate of corporation tax in the UK of 30% (2002 - 30%)	310	2,535
Tax effects of:
Income not subject to UK tax	12	(2,471)
Expenses not deductible for tax purposes	10	5
Depreciation for year in excess of capital allowances	5	6
Higher rate tax on overseas earnings	—	6
Other timing differences	(9)	(9)
Research & Development expenditure	(178)	(46)
Research & development tax credits received	(322)	—
Utilisation of profits brought forward	(95)	—
Overprovision in prior period	(12)	—
Marginal relief	(7)	—

Current tax charge for the year	(286)	26

10.
RESULT ATTRIBUTABLE TO MEMBERS OF THE PARENT COMPANY

        In accordance with the exemption allowed by section 230 (1b) of the Companies Act 1985 the company's profit and loss account has not been shown. The profit dealt with in the accounts of the parent company was £1,320,259 (2002—£8,383,175).

11.
TANGIBLE FIXED ASSETS

Group

	Leasehold improvements £000	Computer hardware and software £000	Fixtures, fittings and equipment £000	Total £000
Cost:
At 1 January 2003	386	1,282	280	1,948
Additions	1	95	4	100

At 31 December 2003	387	1,377	284	2,048

Depreciation:
At 1 January 2003	203	1,159	223	1,585
Provided during the year	69	130	28	227

At 31 December 2003	272	1,289	251	1,812

Net book value:
At 31 December 2003	115	88	33	236

At 31 December 2002	183	123	57	363

Company
Cost:
At 1 January 2003	386	1,276	275	1,937
Additions	1	91	1	93

At 31 December 2003	387	1,367	276	2,030

Depreciation:
At 1 January 2003	203	1,155	221	1,579
Provided during the year	69	125	26	220

At 31 December 2003	272	1,280	247	1,799

Net book value:
At 31 December 2003	115	87	29	231

At 31 December 2002	183	121	54	358

        The net book value of computer hardware and software above (group and company) includes an amount of £nil (2002—£19,251) in respect of assets held under finance leases and hire purchase contracts.

12.
INVESTMENTS

Company

£000
Cost:
At 1 January 2003 and 31 December 2003	16

        The investment is not listed.

        Details of the investments in which the company holds 20% or more of the nominal value of any class of share capital are as follows:

Name of company	Country of incorporation	Holding	Provision of voting rights and shares held	Nature of business
Tertio Telecoms GmbH (formerly Tertio Telecoms Deutschland GmbH)	Germany	Share of €25,000	100%	Software consultants, systems integrators and designers
13.
DEBTORS

	Group		Company
	2003 £000	2002 £000	2003 £000	2002 £000
Trade debtors	1,798	2,490	1,687	2,343
Amounts recoverable on long-term contracts	111	429	111	429
Corporation tax	20	6	14	6
Other debtors	80	56	78	54
Prepayments and accrued income	1,038	339	1,006	316
Amounts owed by group undertakings	5,606	5,615	5,902	6,404

	8,653	8,935	8,798	9,552

        All amounts shown under debtors fall due for payment within one year.

14.
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group		Company
	2003 £000	2002 £000	2003 £000	2002 £000
Obligations under finance leases and hire purchase contracts	2	15	2	15
Payments on account	343	215	247	43
Trade creditors	178	197	163	188
Current corporation tax	34	31	34	—
Other taxes and social security costs	332	501	264	341
Other creditors	29	28	29	28
Accruals and deferred income	3,007	3,432	2,978	3,363

	3,925	4,419	3,717	3,978

15.
CREDITORS: AMOUNTS FALLING DUE AFTER ONE YEAR

	Group		Company
	2003 £000	2002 £000	2003 £000	2002 £000
Obligations under finance leases and hire purchase contracts	—	2	—	2

	—	2	—	2

16.
OBLIGATIONS UNDER FINANCE LEASES AND HIRE PURCHASE CONTRACTS

        Amounts due under finance leases and hire purchase contracts

Group and company

	2003 £000	2002 £000
Amounts payable:
Within one year	2	15
In two to five years	—	2

	2	17

17.
PROVISIONS FOR LIABILITIES AND CHARGES

        The Company had no provided or unprovided deferred tax liability at the period end.

18.
SHARE CAPITAL

	Authorised
	2003 No.	2002 No.	2003 £000	2002 £000
Ordinary shares of 5p each	4,000,000	4,000,000	200	200
New Ordinary shares of 5p each	2,000,000	2,000,000	100	100
Deferred Ordinary shares of 5p each	2,000,000	2,000,000	100	100
Ordinary 'B' shares of £1 each	90,000	90,000	90	90
Ordinary redeemable shares of £1 each	10,000	10,000	10	10

	8,100,000	8,100,000	500	500

	Allotted, called up and fully paid
	2003 No.	2002 No.	2003 £000	2002 £000
Ordinary shares of 5p each	1,488,205	1,488,205	74	74
New Ordinary shares of 5p each	180,703	180,703	9	9
Deferred Ordinary shares of 5p each	1,475,104	1,475,104	74	74
Ordinary 'B' shares of £1 each	—	—	—	—
Ordinary redeemable shares of £1 each	—	—	—	—

	3,144,012	3,144,012	157	157

19.
RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENTS ON RESERVES

Group

	Share capital £000	Share premium account £000	Other reserves £000	Profit and loss account £000	Total £000
At 1 January 2002	157	1,138	78	(2,838)	(1,465)
Exchange differences on retranslation of net assets of subsidiary undertaking	—	—	—	31	31
Profit for the year	—	—	—	8,421	8,421

At 1 January 2003	157	1,138	78	5,614	6,987
Exchange differences on retranslation of net assets of subsidiary undertaking	—	—	—	10	10
Profit for the year	—	—	—	1,320	1,320

At 31 December 2003	157	1,138	78	6,944	8,317

Company

	Share capital £000	Share premium account £000	Other reserves £000	Profit and loss account £000	Total £000
At 1 January 2002	157	1,138	78	(2,875)	(1,502)
Profit for the year	—	—	—	8,383	8,383

At 1 January 2003	157	1,138	78	5,508	6,881
Profit for the year	—	—	—	1,320	1,320

At 31 December 2003	157	1,138	78	6,828	8,201

20.
PENSION COMMITMENTS

        The group makes contributions into employees' individual personal pension schemes. The assets of the employees' personal pension schemes are held separately from those of the company in a series of independently administered funds. The pension cost charge represents contributions payable by the company into the employees' individual personal pension schemes and amounted to £211,045 (2002—£247,252).

21.
OTHER FINANCIAL COMMITMENTS

        At 31 December 2003 the group had annual commitments under non-cancellable operating leases as set out below:

Group

	2003 £000	Land and buildings 2002 £000	2003 £000	Other 2002 £000
Operating leases which expire:
within one year	39	—	5	3
in two to five years	318	358	6	6
over five years	140	140	—	—

	497	498	11	9

Company

	2003 £000	Land and buildings 2002 £000	2003 £000	Other 2002 £000
Operating leases which expire:
within one year	—	—	5	3
in two to five years	318	324	6	6
over five years	140	140	—	—

	458	464	11	9

22.
CAPITAL COMMITMENTS

        There were no capital commitments or authorisations at 31 December 2003 (2002—nil).

23.
ULTIMATE CONTROLLING PARTY

        The directors consider the ultimate controlling party to be Tertio Telecoms Group Limited. It has included the company in its group accounts, copies of which are available from its registered office: One Angel Square, Torrens Street, London EC1V 1PL.

24.
RELATED PARTY TRANSACTIONS

        Exemption has been taken under Section 3(c) of FRS 8 Related Party Transactions from the requirement to disclose transactions with Tertio Telecoms Group Limited.

25.
CONTINGENT LIABILITIES

        There is an unlimited intercompany guarantee in place between Tertio Telecoms Limited and its parent company, Tertio Telecoms Group Limited.

26.
SUBSEQUENT EVENTS

        On 1 November 2004, the group headed by Tertio Telecoms Limited was acquired by Evolving Systems, Inc., a company incorporated in the United States of America. From this date, Evolving Systems, Inc. became the immediate and ultimate parent company of the group.

27.
RECONCILIATION TO US GAAP

        The accompanying group financial statements are presented in accordance with UK GAAP, which differ in certain significant respects from US GAAP. The significant differences that affect net income and net investment of the business are set forth below:

		Year ended
	Note	31 December 2003 £000	31 December 2002 £000
Reconciliation of net income from UK GAAP to US GAAP:
Net income as reported in the group profit and loss account under UK GAAP		1,320	8,421
Revenue recognition	(a)	(11)	94
Holiday pay	(b)	6	(43)

Net income as reported in accordance with US GAAP before tax effect		1,315	8,472
Tax effect of US GAAP adjustments		1	(17)

Net income in accordance with US GAAP		1,316	8,455

		Year ended
	Note	31 December 2003 £000	31 December 2002 £000
Reconciliation of net investment from UK GAAP to US GAAP:
Net investment as reported in the in the group balance sheet under UK GAAP		8,317	6,987
Revenue recognition	(a)	147	158
Holiday pay	(b)	(45)	(51)

Net investment in accordance with US GAAP before tax effect		8,419	7,094
Tax effect of US GAAP adjustments		(31)	(32)

Net investment in accordance with US GAAP		8,388	7,062

(a)
Revenue recognition

        As permitted by UK GAAP, the group has accounted for turnover in respect of fixed price contracts as follows:

  i)
  90% of turnover is recognised by reference to the proportion of total contract costs incurred at the balance sheet date; and

  ii)
  10% is recognised on acceptance by the customer.

        Turnover from maintenance contracts is recognised evenly over the term of the contract.

        Under US GAAP, revenue is recognised in accordance with Statements of Position ("SOP'), 97-2, "Software Revenue Recognition," as amended and interpreted by SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, with respect to certain transactions." In addition the group has adopted Staff Accounting Bulletin, or SAB, No. 104, "Revenue Recognition," which provides further interpretive guidance on the recognition, presentation and disclosure of revenue in financial statements. The group derives revenue from licence fees and services under the terms of both fixed-price and time-and-materials contracts. Licence fees and related services revenue consists of revenue from contracts involving software products and related services. Other services revenue consists of revenue from custom software development, systems integration of third party products, annual maintenance and support contracts, professional services and training.

        Licence fees and related services revenue is generated from fixed-price contracts that provide for both licences and services. Revenue under these arrangements, where the services are essential to the functionality of the delivered software, is recognized using the percentage-of-completion method of accounting, in accordance with SOP 81-1, "Accounting for Long-Term Construction Type Contracts". The percentage of completion for each contract is determined based on the ratio of total costs to date to total estimated contract costs. Amounts billed in advance of services being performed are recorded as unearned revenue. Unbilled work-in-progress represents revenue earned but not yet billable under the terms of the fixed-price contracts and all such amounts are expected to be billed and collected during the succeeding 12 months.

        In arrangements where the services are not essential to the functionality of the delivered software, licence revenue is recognised when a licence agreement has been signed, delivery has occurred, the fee is fixed or determinable and collectibility is probable. Where applicable, fees from multiple element arrangements are unbundled and recorded as revenue as the elements are delivered to the extent that vendor specific objective evidence ("VSOE") of fair value exists. If VSOE does not exist, fees from such arrangements are deferred until the earlier of the date that VSOE does exist or all of the elements are delivered.

        Services revenue provided under fixed-price contracts is generally recognised using the percentage-of-completion method of accounting described above. Revenue from professional services provided pursuant to time-and-materials contracts and training are recognised as the services are performed.

        Annual customer support and maintenance revenue is recognised rateably over the service period, which is generally 12 months. When maintenance or training services are bundled with the original licence fee arrangement, their fair value is deferred and recognised during the periods such services are provided.

        The group may encounter budget and schedule overruns on fixed price contracts caused by increased material, labor or overhead costs. Adjustments to cost estimates are made in the periods in which the facts requiring such revisions become known. Estimated losses, if any, are recorded in the period in which current estimates of total contract revenue and contract costs indicate a loss.

(b)
Holiday pay

        Under UK GAAP there is no specific requirement to provide for outstanding holiday pay and no provision has historically been made.

        Under US GAAP, FAS 43 "Accounting for Compensated Absences", requires employers to recognise an obligation for employees' rights to receive compensation for future absences including outstanding holiday pay.

28.    CASH FLOW STATEMENTS

        The principal difference between UK GAAP cash flow statements (under Financial Reporting Standard 1 (revised 1996) "Cash Flow Statements" (FRS 1 revised)) and US GAAP cash flow statements (Statement of Financial Accounting Standards No. 95 "Statement of Cash Flows" (SFAS 95)) is in respect of classification. Under UK GAAP, cash flows are presented separately for operating activities, dividends from joint ventures and associates, returns on investment and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid, management of liquid resources and financing. US GAAP only requires three categories of cash flow activity being operating, investing and financing.

        Cash flows arising from dividends from joint ventures and associates (unconsolidated affiliates), taxation and returns on investments and servicing on finance under UK GAAP would be included as operating activities under US GAAP. Capital expenditures and financial investments would be included as investing activities under US GAAP and equity dividends paid would be classified as a financing activity under US GAAP.

        Exemption has been taken from the requirements of FRS 1 (revised) by virtue of the company being a subsidiary undertaking where 90% or more of the voting rights are controlled within the group, and whose results are included in publicly available group accounts.

        A cash flow statement under US GAAP is as follows:

	Year ended
	31 December 2003	31 December 2002
	£000	£000
Cash flows from operating activities:
Net income	1,316	8,455
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	227	373
Profit on disposal of assets	—	(8,210)
Change in operating assets and liabilities:
Accounts receivable	1,072	1,090
Other receivables	(737)	1,285
Due from group undertakings	9	(100)
Inventories	—	25
Accounts payable	109	(1,684)
Accrued expenses and other liabilities	1	(27)
Unearned revenue	(492)	(18)
Payroll taxes payable	(169)	(545)
Income taxes payable	22	(43)

Net cash provided by operating activities	1,358	601

Cash flows from investing activities:
Purchase of property and equipment	(100)	(42)
Proceeds from sale of property and equipment	—	227

Net cash (used in)/provided by investing activities	(100)	199

Cash flows from financing activities:
Capital lease obligations	(15)	(46)

Net increase in cash and cash equivalents	1,243	754
Cash and cash equivalents at the beginning of the year under US GAAP	2,110	1,356

Cash and cash equivalents at the end of the year under US GAAP	3,353	2,110

Supplemental disclosure of other cash and non-cash financing transactions:
Interest paid	1	5
Interest received	(77)	(32)
Income taxes (received)/paid	(289)	71

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  Exhibit 99.2
CONTENTS
GROUP PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 DECEMBER
GROUP STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES FOR THE YEAR ENDED 31 DECEMBER
GROUP BALANCE SHEET AT 31 DECEMBER
COMPANY BALANCE SHEET AT 31 DECEMBER